UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011

MERIDIAN INTERSTATE BANCORP, INC.
 (Exact name of registrant as specified in its charter)

Massachusetts	001-33898	20-4652200
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Meridian Street, East Boston, Massachusetts	02128
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 567-1500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed by Meridian Interstate Bancorp, Inc. (the “Company”) with the Securities and Exchange Commission on May 23, 2011 (the “Original Filing”). The sole purpose of this Amendment is to disclose the Company’s decision regarding how frequently it will conduct future stockholder advisory votes on executive compensation. No other changes are being made to the Original Filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

In light of the voting results concerning the frequency with which stockholders will be provided an advisory, non-binding vote on executive compensation as delivered at the Company’s 2011 Annual Meeting of Stockholders, the Company’s Board of Directors intends that the Company will hold an annual advisory, non-binding vote on its executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERIDIAN INTERSTATE BANCORP, INC.

DATE: June 7, 2011

By: /s/ Mark L. Abbate
Mark L. Abbate
Senior Vice President, Treasurer and
Chief Financial Officer